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                                                                   EXHIBIT 10.37

                           SPANISH BROADCASTING SYSTEM
                             1999 STOCK OPTION PLAN
                            FOR NONEMPLOYEE DIRECTORS


         1.       PURPOSE.

                  The purpose of the Plan is to promote the interests of Spanish Broadcasting System, Inc. (the "Company") and its shareholders by increasing the proprietary and personal interest of nonemployee members of the Board in the growth and continued success of the Company by granting them Options to purchase shares of the Company's stock.

         2.       DEFINITIONS.

                  Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

                  "Board" shall mean the Board of Directors of the Company.

                  "Change in Control" shall mean the occurrence of any of the following:

                  (a) any "person" as such term is defined in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary), becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

                  (b) during any two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved), cease for any reason to constitute at least a majority of the Board;

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or
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                  (d) the stockholders of the Company adopt a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Company" shall mean Spanish Broadcasting System, Inc., a Delaware corporation, and any successor corporation.

                  "Disability" shall mean the inability, by reason of bodily injury or physical or mental disease, or any combination thereof, of the Optionee to perform his duties as a member of the Board for a period of one hundred eighty (180) days (whether or not consecutive) in any period of three hundred and sixty-five (365) consecutive days.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" per Share as of a particular date shall mean, unless otherwise determined by the Board:

                           (i) the closing sales price per Share on a national
securities exchange for the business day preceding the exercise date on which there was a sale of Shares on such exchange;

                           (ii) if clause (i) does not apply and the Shares are
then quoted on the National Association of Securities Dealers Automated Quotation system (known as "NASDAQ"), the closing price per Share as reported on such system for the business day preceding the exercise date on which a sale was reported;

                           (iii) if clause (i) or (ii) does not apply and the
Shares are then traded on an over-the-counter market, the closing price for the Shares in such over-the-counter market for the business day preceding the exercise date; or

                           (iv) if the Shares are not then listed on a national
securities exchange or traded in an over-the-counter market, such value as the Board in its discretion may determine.

                  "Nonemployee Director" shall mean a member of the Board who is not an employee of the Company.

                  "Option" shall mean an option to purchase Shares granted pursuant to the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

                  "Option Agreement" shall mean an Option Agreement, substantially in the form attached hereto as Exhibit A, to be entered into between the Company and an Optionee, which shall set forth the terms and conditions of the Options granted to such Optionee.



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                  "Participant" shall mean a Nonemployee Director who is granted an Option under the Plan.

                  "Plan" shall mean this Spanish Broadcasting System 1999 Stock Option Plan for Nonemployee Directors, as hereinafter amended from time to time.

                  "Share" shall mean a share of the Company's common stock, .01 par value.

         3.       SHARES SUBJECT TO THE PLAN.

                  (a) Shares Subject to the Plan. Subject to adjustment as set forth in Section 3(b), the maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall be 300,000 which may be authorized but unissued Shares or Shares held in the Company's treasury, or a combination thereof. Any Shares subject to an Option that cease to be subject thereto may again be the subject of Options hereunder.

                  (b) Changes in Company's Shares. In the event the Board determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares, or other similar corporate event, affects the value of the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, the Board shall have the right, in its sole discretion, and in such manner as it may deem equitable, to adjust any or all of (a) the number and kind of Shares subject to outstanding Options, and (b) the exercise price with respect to any Option or (c) make provision for a cash payment to an Optionee or a person who has an outstanding Option (in an amount equal to the then difference between the exercise price and the Fair Market Value of a Share).

         4.       PARTICIPATION.

                  Each Nonemployee Director shall be eligible to participate in the Plan, provided that the Board shall have the discretion to determine which, if any, Nonemployee Director shall receive a grant of Options hereunder.

         5.       TERMS OF OPTIONS AND SHARES.

                  (a) Terms. The Options granted hereunder shall have the following terms and conditions:

                      (i) Exercise Price. The exercise price of any Option shall be one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted, provided, however, that the Board, in its discretion may grant Options above or below Fair Market Value.


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                      (ii) Term. Subject to the discretion of the Board, the
term of an Option shall be ten years from the date it is granted.

                      (iii) Vesting. Options shall be exercisable in such installments (which need not be equal) and at such times as the Board may designate, as embodied in the Option Agreement covering such Option, provided, however, that any Options granted hereunder as of the Effective Date shall vest and become exercisable at a rate of twenty percent (20%) immediately and an additional twenty percent (20%) each year, beginning on the first anniversary of the date of grant, and each anniversary thereof, provided that the Optionee is still a member of the Board on each such vesting date. In addition, any Option granted an individual who is elected to the Board as a Nonemployee Director during calendar year 2000 or thereafter shall vest and become exercisable at a rate of twenty percent (20%) per year, beginning on the date of grant and an additional twenty percent (20%) on the first anniversary of the date of grant and each anniversary thereafter, provided that the Optionee is still a member of the Board on each such date. Notwithstanding the foregoing, any Options that are not exercisable prior to a Change in Control shall become exercisable on the date of such Change in Control and shall remain exercisable for the remainder of their Term.

                      (iv) Number. The Board shall have the discretion to determine the number of options to be granted any Nonemployee Director, and to determine the terms and conditions of any such grant, all as embodied in the Option Agreement covering such Option.

                  (b) Termination of Service. An Optionee who ceases to be a member of the Board for any reason other than death, retirement on or after age 65, or Disability shall have thirty (30) days from the date of such cessation to exercise any then exercisable Options, after which all such Options shall terminate and be of no further force or effects. If an Optionee ceases to be a member of the Board due to death, retirement on or after age 65, or Disability, all outstanding Options held by such Optionee that are exercisable on such date shall remain exercisable for their Term, and shall thereafter terminate and be of no further force or effect.

                  (c) Option Agreement. Options shall be granted only pursuant to a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with the Plan.

                  (d) Non-Transferability. No Option granted hereunder the Plan shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  (e) Method of Exercise. The exercise of an Option shall be made only by delivery of a written notice (in person or by first class mail to the Secretary of the Company at the Company's principal executive office) specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to



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the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Board and upon such terms and conditions as the Board shall approve, by transferring previously owned Shares to the Company, having Shares withheld, or pursuant to a "cashless exercise" procedure, or any combination thereof. Any Shares transferred to the Company as payment of the exercise price shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Board, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Board determines otherwise in its sole discretion.

                  (f) Rights as Stockholder. No Optionee shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, and (b) the Company shall have issued the Shares to the Optionee.

         6.       ADMINISTRATION.

                  The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to interpret and construe the Plan and the Option Agreements, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan and to carry out its purpose. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. The Board may, in its sole and absolute discretion, delegate to any proper officer of the Company, or more than one of them, any or all of its administrative duties under this Plan.

         7.       OTHER PROVISIONS.

                  (a) Effective Date. The Plan has been approved by the Board and by the Company's stockholders, and shall become effective as of the date the Board approved such Plan, (the "Effective Date"). The Plan shall continue in effect until ten years after the date it was approved by the Company's stockholders.

                  (b) Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that, except as provided in Section 3(b), no amendment, suspension nor termination shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.



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                  (c) Governing Law. The Plan and the rights of all persons
claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

                  (d) Regulations and Other Approvals. (i) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

                      (ii) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

                      (iii) Each Option is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

                      (iv) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. the certificate for such shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

                  (e) Withholding of Taxes. As a condition to the exercise of an Option and to the extent required by law, no later than the date as of which an amount first becomes includible in the gross income of an Optionee for federal income tax purposes with respect to Options granted under this Agreement, the Optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, estate, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Agreement shall be conditioned on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee. In its discretion, the Board may permit an Optionee to satisfy withholding obligations by delivering previously owned Shares or by having Shares withheld.

                  (f) Titles; Construction. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall



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include the feminine and neuter and the singular shall include the plural, when the context so indicates.



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                                    EXHIBIT A

                         FORM OF STOCK OPTION AGREEMENT


                  THIS AGREEMENT, dated as of __________________, is made by and between Spanish Broadcasting System, Inc. a Delaware corporation (the "Company") and ________________ (the "Optionee").

                  WHEREAS, the Optionee has been selected by the Board to receive a grant of stock options under the Spanish Broadcasting System 1999 Stock Option Plan for Nonemployee Directors (the "Plan").

                  NOW, THEREFORE, in consideration of the Optionee's agreement to serve on the Board, the Company and the Optionee agree as follows:

         1.       Definitions.

                      Any capitalized term not defined herein shall have the meaning set forth in the Plan.

         2.       Grant of Option.

                  (a) Grant; Grant Date. Subject to the terms and conditions hereof and contingent on the consummation of the Company's initial public offering ("IPO"), the Company hereby grants to the Optionee as of _____________ (the "Grant Date") an Option to purchase ________ Shares at an exercise price equal to _____________.

                  (b) Adjustments in Option. In the event that the outstanding Shares subject to the Option are changed into or exchanged for a different number or kind of shares or securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of warrants, stock dividend or combination of shares or similar event, the Board shall make an appropriate and equitable adjustment in the Option so that the Optionee's proportionate interest shall be maintained as before the occurrence of such event, provided that any such adjustment shall be consistent with the provisions of the Optionee's employment agreement, if applicable.

                  (c) Form of Option. The Option is intended to be a Nonqualified Stock Option, and not an Incentive Stock Option.

                  (d) Term. The Option shall expire on the tenth anniversary of the Grant Date, unless terminated earlier by the Committee.


                                     EX-A-1
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                  (e) Vesting. Twenty percent (20%) of the Options shall be
vested and exercisable upon the Grant Date; an additional twenty percent (20%) of the Options shall vest and become exercisable on each of the first four anniversaries of the Grant Date, provided that the Optionee is still a member of the Board on such vesting dates.

                  (f) Exercise. The Optionee may exercise an Option in whole or in part at any time by delivering written notice of such exercise to the Secretary of the Company of the number of Shares as to which the Option is being exercised, and enclosing payment for the Shares with respect to which the Option is being exercised. Such payment shall be in cash or by check, or if approved by the Committee, by the delivery of Shares previously owned by the Employee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the Shares with respect to which the Option is being exercised, or pursuant to a "cashless exercise," or any combination of the foregoing approved by the Committee, in its sole discretion. Partial exercise shall be for whole Shares only and shall not be for less than one hundred (100) Shares unless the number of Shares purchased constitutes the total number of Shares then remaining subject to the Option or the Committee permits such smaller exercise in its sole discretion.

                  (g) Exercise Following Termination of Service as a Director. If the Optionee ceases to be a member of the Board due to death, Disability, or Retirement, all Options then vested and exercisable shall be exercisable by the Optionee (or his personal representative or beneficiary) for the remainder of their original term, and shall thereafter terminate and have no further force or effect. In all other cases, any then exercisable Options shall remain exercisable for thirty (30) days following such cessation of Board status.

                  (h) Nontransferability. The Option shall not be transferable other than by will or the laws of descent and distribution, and no transfer so effected shall be effective to bind the Company unless the Company has been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option, provided, however, that, in the discretion of the Committee, Options may be transferred pursuant to a Qualified Domestic Relations Order (within the meaning of the Code).

                  (i)      Conditions to Issuance of Stock Certificates.

                                            (1) The Shares deliverable upon the
                  exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have been reacquired by the Company. Such Shares shall be fully paid and non-assessable. The stock certificates evidencing the Shares shall bear such legends restricting transferability as the Committee deems necessary or advisable.


                                     EX-A-2
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                                            (2) The Company shall not be
                  required to issue or deliver any certificate or certificates for Shares deliverable upon any exercise of the Option prior to fulfillment of all of the following conditions:

                                                (a) The completion of any
                           registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, or the obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, deem necessary or advisable.

                                                (b) If, in its sole discretion,
                           the Committee deems it necessary or advisable, the execution by the Employee of a written representation and agreement, in a form satisfactory to the Committee, in which the Optionee represents that the Shares acquired by him upon exercise are being acquired for investment and not with a view to distribution thereof.

                  (j) Rights as Stockholder. The Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of the Option unless and until certificates representing such Shares have been issued by the Company.

         3.       Miscellaneous.

                  (a) Administration. The Committee shall have the power to interpret the Plan and this Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company, and all other interested persons.

                  (b) Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Optionee for federal income tax purposes with respect to the grant of the Option under this Agreement, the Optionee shall pay to the Company, or the Optionee (or his Designated Beneficiary) shall make arrangements satisfactory to the Company regarding the payment of, any federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under this Agreement shall be conditioned on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

                  (c) No Right to Continued Board Status. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a member of the Board.


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                  (d) Entire Agreement; Amendment. This Agreement, and the Plan,
constitute the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties with respect to such subject matter. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

                  (e) Governing Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflict of laws.

                  (f) Successors. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

                  (g) Notices. All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

                           To the Optionee:
                           --------------------
                           --------------------
                           --------------------

                           To the Company:
                           Spanish Broadcasting System, Inc.
                           3191 Coral Way
                           Miami, Florida 33145
                           Attention: Joseph A. Garcia

                           Copy to:
                           Kaye, Scholer, Fierman, Hays & Handler, LLP
                           425 Park Avenue
                           New York, New York 10022
                           Attention: William E. Wallace, Jr., Esq.

                  (h) Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                  (i) Conflict with the Plan. In the event of any conflict or inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall control.


                                     EX-A-4
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                  (j) Titles; Construction. Titles are provided herein for
convenience only and are not to serve as a basis for interpretation or construction of the Agreement. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            Spanish Broadcasting System, Inc.


                                            By ___________________________
                                                  Name:
                                                  Title:


                                            OPTIONEE

                                            _____________________________


                                     EX-A-5